                                                                    Exhibit 99.1


   [LOGO] VERTEL.

                                                             NEWS


For More Information Contact:
Lynn Friederichs
Vertel Corp.
(818) 227-5735
lynn-friederichs@vertel.com
---------------------------



                                                           FOR IMMEDIATE RELEASE

                 VERTEL SELECTS INVESTOR FOR PRIVATE PLACEMENT

                Funding supports ongoing product line expansion


Woodland Hills, CA, September 18, 2001 - Vertel Corporation (NASDAQ:VRTL), a leading provider of middleware for telecommunications networks, today announced that after evaluating offers from several funding sources, it has selected an accredited investor, SDS Merchant Fund, L P, for financing in the amount of $3.5 million.

"We view being able to attract funding from a high-quality investor as validation of our corporate strategy," said Cyrus Irani, president and CEO of Vertel. "We are especially encouraged that we were able to attract so many options for funding at a time when capital markets and the high tech sector are as weak as they are. The funding will be used to support continuing investment in our newly acquired Object Management (OM) product line as well as WebResolve and e*ORB."

The agreement covers the sale of a $3.5 million three-year 6% convertible promissory note together with a five-year warrant. The funding is contingent upon the filing and effectiveness of a registration statement covering resale of the common stock that is issuable upon conversion of the note and the related warrant.
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                        Vertel Selects Investor for Private Placement. -Page 2--

About Vertel

Vertel is a leading provider of middleware for the telecommunications industry. Vertel provides high performance, reliable middleware for connecting modern, distributed computing software. The company specializes in software that manages broadband, wireless and Internet networks and the embedded software that runs the hardware in these networks.

Vertel middleware provides software-to-software communication for connecting telecom management systems together, connecting the distributed software inside telecom network equipment and connecting the communication software of mobile devices such as hand-held PDAs with network based applications.

Vertel products are sold worldwide to network equipment manufacturers, service providers, software vendors and systems integrators. In the fall of 2000, Vertel launched WebResolve, our B2B exchange service that provides service assurance functionality to service providers. On May 31, 2001, Vertel announced that it acquired all material assets and assumed certain liabilities of Trigon Technology Group, Inc., a privately held corporation that provided network management tools and solutions to the convergent communications market. With Trigon's products, Vertel's product offerings are multi-technology and multi-vendor compatible for both telecommunications network management systems and for embedded agents for managing devices.

Vertel also develops turnkey management applications that fit individual customer requirements through its Professional Services Unit. The company is based in Woodland Hills, California and has sales offices and distributors throughout the world.

For more information on Vertel or its products, contact Vertel at 21300 Victory Boulevard, Suite 700, Woodland Hills, Calif. 91367; telephone: (818) 227-1400; fax: (818) 598-0047 or visit www.vertel.com.
                             --------------
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                        Vertel Selects Investor for Private Placement. -Page 3--

Note: Vertel, e*ORB and WebResolve are trademarks of Vertel Corporation. All other trademarks are the property of their respective owners.

Safe Harbor Statement: Except for the historical information presented, the matters discussed in this news release are forward looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses operating in a global market, as well as matters specific to the Company and the markets it serves. Particular risks and uncertainties facing the company at the present include the Company's ability, including financial ability, to continue to invest in research and development necessary for the development of new and existing products (including WebResolve) that are required to offset the continuing decline in Telecommunications Management Network (TMN) revenues; the timely and successful development of existing and new markets; the maturing nature of the TMN product marketplace and the financial uncertainties associated with an anticipated decline in TMN revenues; the fact that some of our products are relatively new and, although we see developing market interest, it is difficult to predict sales for new products such as e*ORB, Mediation Framework, OM 2000 and WebResolve and the market may or may not ultimately adopt these technologies; the length of the Company's sales cycle for most of its products, including e*ORB, Mediation Framework and OM 2000, making initial license sales and future royalties difficult to forecast; the severe impact that the slowdown in the U.S. economy has had on the telecommunications industry, forcing a number of service providers to cease operations and resulting in the cancellation or postponement of several transactions the company had in progress; additional difficulty in predicting royalty revenue because that revenue is dependent on successful development and deployment by our customers of our products; fluctuation from quarter to quarter in revenue from our professional service unit as a result of a limited number of large consulting contracts; loss of key customer, partner or alliance relationships and the possibility that the Company may not be able to replace the loss of a significant customer; the dependence on a limited number of customers for a significant portion of the Company's quarterly license revenues; size and timing of license fees closed during
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                        Vertel Selects Investor for Private Placement. -Page 4--

the quarter which may result in large swings in quarterly operating results and the likely continued significant percentage of quarterly revenues recorded in the last month of the quarter, frequently in the last weeks or even days of a quarter, which further adds to the difficulty of forecasting and leads to a substantial risk of variance from actual results; and the Company's ability to control expenditures at a level consistent with revenues.

Additionally, more general risk factors include the possible development and introduction of competitive products and new and alternative technologies by the Company's competitors; the increasing sales and marketing costs of attracting new and retaining existing customers; pricing, currency and exchange risks; governmental and regulatory developments affecting the Company and its customers; the ability to identify, conclude, and integrate acquisitions on a timely basis; the ability to attract and/or retain essential technical or other personnel; political and economic uncertainties associated with conducting business on a worldwide basis. Readers are cautioned not to place undue reliance on any forward-looking statement and to recognize that the statements are not predictions of actual future results. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties referred to above, as well as others not now anticipated. Further risks inherent in the Company's business are listed under "Risk Factors" in Part I, Item I of Vertel's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001.

The foregoing statements and risk factors are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, may emerge from time to time. It is not possible for management to predict all risk factors or to assess the impact of such risk factors on the Company's business. The Company undertakes no obligation to revise or publicly release the results of any revision to the forward-looking statements.